  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2006

WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-32231	52-2236253
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Marietta Street, Suite 2600
Atlanta, Ga. 30303
(Address of principal executive offices) (Zip Code)

(404) 230-5705
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

A copy of the press releases issued by the Company on June 30, 2006 are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, “2006 Revenues for Automated Interiors, LLC, a Wholly Owned Subsidiary of WinSonic Digital Media Group, Ltd., Exceed Revenues for the Same Period of 2005,” dated June 30, 2006.

99.2	Press Release, “Automated Interiors, LLC Benefits from Housing Boom,” dated June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2006

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: /s/ Winston Johnson
Winston Johnson
Chairman/CEO/Director